Exhibit 10.3

AMENDMENT NO. 5 TO

COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

This Amendment No. 5 to Collaborative Research and License Agreement (this “Amendment”), effective as of the date of signature of the last Party to sign below, amends the Collaborative Research and License Agreement entered into as of December 27, 2005 by and between AstraZeneca AB, a company limited by shares organized and existing under the laws of Sweden (“AstraZeneca”), and Targacept, Inc., a Delaware (USA) corporation (“Targacept”), as amended by Amendment No. 1 dated November 10, 2006, Amendment No. 2 effective July 8, 2009, Amendment No. 3 effective April 30, 2010 and Amendment No. 4 effective September 28, 2010 (the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS AstraZeneca and Targacept desire to amend, in accordance with Section 17.6 of the Agreement, various aspects of the Agreement to, among other things, eliminate: (i) the field restriction applicable to AstraZeneca’s licenses to Exploit Candidate Drugs and Products under Section 8.1.3 of the Agreement; and (ii) obligations of, and restrictions on, Targacept with regard to the Exploitation of Secondary Pharmacology Compounds and Other NNR Compounds in the Field or Schizophrenia.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, AstraZeneca and Targacept, intending to be legally bound, hereby agree that, as of the effective date of this Amendment:

1. The Agreement is hereby amended by adding the following new Section 1.22A:

“1.22A “Amendment No. 5 Date” means March 5, 2013.”

2. Section 1.44 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.44 “AstraZeneca Research Activities” means, collectively: (a) all activities specified to be conducted by AstraZeneca pursuant to the Research Plan, any Annual Research Plan or Additional Research Plan (or amendment thereto); (b) all activities in the Research Program that, as contemplated by Section 4.1.1, are conducted by AstraZeneca or its Affiliates in lieu of Targacept appointing a Third Party to conduct such activities; and (c) such other activities as (i) AstraZeneca, in its sole discretion (but subject to the notice, coordination and oversight set forth in Sections 4.1.1, 4.3, 4.6 and 4.11) and at its sole expense, elects to conduct with respect to Collaboration Candidates and Active+ Compounds (other than Terminated Compounds and Candidate Drugs) during the Research Program Term or the Tail Period to further the goals of the Collaboration or (ii) AstraZeneca, in its sole discretion (but subject to oversight of the JDC) and at its sole expense, elects to conduct with respect to Basket Compounds after the Amendment No. 5 Date and, with respect to each Basket Compound, prior to the date, if any, that such Basket Compound becomes a Terminated Compound); provided, however, in no event shall AstraZeneca Research Activities include Development activities, except that, for clarity, non-clinical studies in animals conducted in whole or in part after the Amendment No. 5 Date, at whatever stage, with a Basket Compound that are not regulatory toxicology studies shall constitute AstraZeneca Research Activities and not Development activities. For purposes of clarity, (i) AstraZeneca Research Activities may, subject to the notice, coordination and oversight set forth in Sections 4.1.1, 4.3, 4.6 and 4.11 and subject to Section 1.309,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

include generating Derivatives from Collaboration Candidates (including Active+ Compounds, Collaboration Compounds and Candidate Drugs (other than Option Compound Candidate Drugs and Ispronicline)) during the Research Program Term and Tail Period, and otherwise Exploiting such Derivatives, in an effort to identify additional Collaboration Candidates to further the goals of the Collaboration and (ii) any activities that AstraZeneca conducts with respect to Ispronicline (or any Licensed Derivatives with respect thereto) or an Option Compound Candidate Drug (or any Additional Compounds with respect to Ispronicline (or any Licensed Derivatives with respect thereto) or any Option Compound Candidate Drug) shall not be AstraZeneca Research Activities.”

3. Section 1.46 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.46 “AstraZeneca Research Program Technology” means any Technology made, developed or conceived by employees or consultants of AstraZeneca, alone or jointly with Third Parties, in the conduct of: (a) the AstraZeneca Research Activities, but in each case only if not AstraZeneca Assigned Technology; or (b) any Clinical Trial of a Basket Compound conducted in whole or in part after the Amendment No. 5 Date, but, solely in the case this clause (b), where such Technology constitutes a method of use or treatment (or otherwise constitutes a new therapeutic use), or pharmaceutical composition, of or for such Basket Compound. For purposes of clarity, (i) Technology with respect to Ispronicline made, developed or conceived by employees or consultants of AstraZeneca, alone or jointly with Third Parties, shall not be AstraZeneca Research Program Technology and (ii) Technology that is AstraZeneca Research Program Technology pursuant to clause (b) above shall also be AstraZeneca Development Program Technology.”

4. The Agreement is hereby amended by adding the following new Section 1.52A:

“1.52A “Basket Compound” means each of AZD1446 (TC-6683), [***], in each case identified by the chemical structure acknowledged by the Parties as such compound as of the Amendment No. 5 Date, any enantiomer, metabolite or Prodrug of any of the aforementioned compounds, and, in each case, any salt form, polymorph, crystalline form, hydrate, solvate or formulation thereof.”

5. Section 1.62 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.62 “Collaboration” means the alliance of Targacept and AstraZeneca established pursuant to this Agreement.”

6. Section 1.76 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.76 “Competitive Program” means any research, development or commercialization activity of a Third Party that involves an Alpha4Beta2 Agonist or a product that contains an Alpha4Beta2 Agonist as an active ingredient for use in the Field or, prior to the Schizophrenia Expiration Date, Schizophrenia that would (a) were such Third Party to undergo a Change of Control transaction with Targacept, cause Targacept to be in breach of any of its exclusivity obligations under Section 8.6.1, or (b) were such Third Party to undergo a Change of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Control transaction with AstraZeneca, cause AstraZeneca to be in breach of any of its exclusivity obligations under Section 8.6.3 or terminate or limit any of Targacept’s exclusivity obligations under Section 8.6.1.”

7. Section 1.98 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.98 “Development” or “Develop” means, with respect to a Collaboration Compound, Candidate Drug or Product for a Primary Indication, Schizophrenia or a Small Market Indication, all non-clinical and clinical activities required to obtain Commercialization Regulatory Approval of such Product (including any Product that contains such Collaboration Compound or Candidate Drug) in accordance with this Agreement up to and including the obtaining of Commercialization Regulatory Approval of such Product for such Primary Indication, Schizophrenia or Small Market Indication. For purposes of clarity, these activities: (a) include test method development and stability testing, regulatory toxicology studies, formulation, process development, manufacturing, manufacturing scale-up, development-stage manufacturing, quality assurance/quality control development, statistical analysis and report writing, Clinical Trial design and operations, preparing and filing Drug Approval Applications, and all regulatory affairs related to the foregoing; (b) do not include non-clinical studies in animals conducted, at whatever stage, with Basket Compounds after the Amendment No. 5 Date that are not regulatory toxicology studies. When used as a verb, “Developing” means to engage in Development and “Developed” has a corresponding meaning.”

8. Section 1.116 of the Agreement is hereby amended by deleting the reference to “Terminated Compound” therein and replacing it with a reference to “Terminated Compound that is not a Terminated AZ Compound.”

9. Section 1.208 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.208 “Option Term” means the period commencing on the Effective Date and ending on the Amendment No. 5 Date.”

10. The Agreement is hereby amended by adding the following new Section 1.219A:

“1.219A “[***] Indication” means each of (a) [***] having the diagnostic criteria identified in ICD-9 [***] as in effect in the United States as of the Amendment No. 5 Date, as such ICD-9 criteria may be updated or superseded thereafter, and (b) [***].”

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11. Section 1.238 of the Agreement is hereby amended by adding the following to the end thereof as a second paragraph:

“Notwithstanding the preceding paragraph, solely for purposes of the application of Sections 1.4, 1.36, 1.39, 1.40, 1.89, 1.98, 1.172, 1.193, 5.1.1, 5.2.1, 5.5.1(b), 5.9.1, 5.9.2, 5.10.1, 6.5.1(a), 6.5.1(b), 6.5.2, 6.6.1(d)(2), 11.2.5 and 11.2.7 (including, for clarity, all subsections of each such section) to Basket Compounds (and Products that consist of or contain a Basket Compound):

(i) “Primary Indication” means each indication or condition, other than Schizophrenia: (A) that is included in DSM-IV or ICD-10 or recognized as a distinct diagnosable condition by general consensus in the medical community in the United States or Europe; (B) for which a product has received Product Regulatory Approval from the FDA in the United States or the European Medicines Agency in Europe; or (C) that either becomes included in DSM-IV, ICD-10 or any other Diagnostic Manual in a Major Market Country during the Term, becomes recognized as a distinct diagnosable condition by general consensus in the applicable medical community in a Major Market Country during the Term or for which a product receives Product Regulatory Approval from the applicable Regulatory Authority in a Major Market Country during the Term; provided that, solely with respect to (1) Section 6.5.1(a) and Section 6.5.1(b), in no event shall a [***] Indication be a Primary Indication, (2) Section 6.5.1(a), in no event shall a [***] be a Primary Indication with respect to a Basket Compound for which milestone events [***] under Section 6.5.1(e) have been paid and (3) Section 6.5.1(b), in no event shall a Small Market Indication be a Primary Indication; and

(ii) all defined terms used in any of such sections that incorporate the term “Primary Indication” (either directly or indirectly through the term “Field” or any other defined term) shall be interpreted consistent with clause (i).

For clarity, all Primary Indications pursuant to the first paragraph of this Section 1.238 are also Primary Indications for purposes of this paragraph.”

12. The Agreement is hereby amended by adding the following new Section 1.182A:

“1.182A “Supplemental Patent Rights” means: (a) PCT Application Pub No. [***] and all provisional applications, substitutions, continuations, continuations-in-part, divisions and renewals thereof, all letters patent granted thereon and all reissues, reexaminations and extensions thereof, and all foreign counterparts of any of the foregoing; and (b) any Patent Rights Controlled by Targacept or any of its Affiliates that are not otherwise licensed to AstraZeneca under this Agreement that would be infringed by the conduct of Development, Commercialization or Exploitation of any Basket Compound or Product that consists of or contains a Basket Compound outside the Field and outside Schizophrenia by or on behalf of AstraZeneca or any of its Affiliates, Sublicensees or Distributors; provided that Patent Rights covering any formulation or delivery technology that is not developed specifically for a Product that consists of or contains a Basket Compound shall not be Supplemental Patent Rights.”

13. Section 1.289 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.289 “Targacept Development Activities” means, collectively: (a) during the Research Program Term and any Additional Research Program Term only, metabolite synthesis, metabolite characterization, in vitro and in vivo neuroprotection (APP transgenic mice, aged dog), biomarker development and dependence liability assessments (e.g., drug discrimination, place preference, I.V. self-administration, precipitated withdrawal) if, with respect to any of the foregoing, such activity is set forth in the Research Plan or an Annual Research Plan or Additional Research Plan; (b) such Development activities as may be specified to be conducted by Targacept in any Product Development Plan (or amendment thereto) approved by Targacept’s representatives and AstraZeneca’s representatives on the JDC or ESC (without resort to the dispute resolution procedures

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

set forth in Section 2.1.5); and (c) on and after the Amendment No. 5 Date, such research or Development activities as may be approved by Targacept’s representatives and AstraZeneca’s representatives on the JDC or ESC (without resort to the dispute resolution procedures set forth in Section 2.1.5) to be conducted by Targacept. For purposes of clarity, in no event shall any activity be a Targacept Development Activity unless Targacept’s representatives on the applicable Committee have approved the Targacept Development Budget for such activity.”

14. Section 1.291 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.291 “Targacept Development Program Technology” means any Technology made, developed or conceived by employees or consultants of Targacept, alone or jointly with Third Parties, in the conduct of any Development Program or otherwise based on or arising out of any Targacept Development Activities.”

15. Section 1.296 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.296 “Targacept Other Technology” means any Technology Controlled by Targacept that is necessary or reasonably useful for: (a) the conduct of the Research Program or any Additional Research Program by the Parties; (b) AstraZeneca to Exploit any Collaboration Compound, Candidate Drug or Product, or any Additional Compound or Additional Product with respect to any of the foregoing, including Ispronicline or any Ispronicline Product, in the Field or in Schizophrenia; and (c) AstraZeneca to Exploit any Basket Compound outside the Field and outside Schizophrenia, to the extent such Technology is generated and Controlled by Targacept as of the Amendment No. 5 Date; provided that Targacept Other Technology excludes Targacept Pre-Phase IIb Program Technology, Targacept Research Program Technology, Targacept Development Program Technology and AstraZeneca Assigned Technology.”

16. Section 1.297 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.297 “Targacept Patent Rights” means any Patent Rights Controlled by Targacept or its Affiliates that contain one or more claims that cover (a) Targacept Technology, (b) any (i) Collaboration Candidate, Active+ Compound, Collaboration Compound, Candidate Drug or Product, (ii) Additional Compound or Derivative with respect to any of the foregoing, or (iii) product that contains any of the foregoing (including any Additional Product) or (c) the Exploitation of any of the foregoing ((a) and (b)) in the Field or in Schizophrenia; provided that Supplemental Patent Rights are not Targacept Patent Rights.”

17. The text of Section 5.10.2(h)(xii)(D) of the Agreement is hereby amended deleted in its entirety and replaced with the following:

“TC-5619 shall be, for clarity, an Unexercised Option Compound and shall not be a Terminated Compound or, notwithstanding anything in the Agreement to the contrary, an Additional Compound or Excluded Zone Compound, it being the intent of Targacept and AstraZeneca that, in the circumstances described in this Section 5.10.2(h)(xii) and notwithstanding anything in the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Agreement to the contrary, Targacept and its Affiliates and licensees (and sublicensees, through multiple tiers) shall have (1) the exclusive and unrestricted worldwide right to Exploit TC-5619, including any salt form, polymorph, crystalline form, prodrug, pharmacologically active metabolite, hydrate, solvate or formulation thereof, in all respects and (2) the non-exclusive and unrestricted worldwide right to Exploit any pharmacologically inactive metabolite of TC-5619 in all respects; provided that Targacept does not by the foregoing clause (2) grant to AstraZeneca any such rights; and”

18. Section 5.10.3 of the Agreement is hereby amended by removing the reference to “Term” in the first sentence thereof and replacing it with “Option Term.”

19. The Agreement is hereby amended by adding the following new Section 5.15:

“5.15. Research, Development and Commercialization of Basket Compounds if Targacept Has a Program for the Same Indication.

(a) Notwithstanding anything in this Agreement to the contrary, in the event that both (i) AstraZeneca pursues research, Development or Commercialization of a Basket Compound or a Product that consists of or contains a Basket Compound for an indication or condition outside the Field and outside Schizophrenia and (ii) Targacept or any of its Affiliates is at such time conducting a Clinical Trial of a compound or Commercializing a product, in either case the prophylactic or therapeutic activity of which is known to be derived in any material respect through any Exclusivity Mechanism, outside the Collaboration for the same indication or condition outside the Field and outside Schizophrenia (such AstraZeneca activity, an “Overlapping Activity”), then clauses (A) and (B) below shall apply:

(A) AstraZeneca Election to [***]. AstraZeneca may elect, by delivering written notice to Targacept, to [***] ; any dispute arising in the JDC, CCC or ESC shall be [***]; and

(B) Reporting Obligations. In the event AstraZeneca has delivered written notice to Targacept under Section 5.15(a)(A), AstraZeneca thereafter shall [***].

(b) Except as provided in this Section 5.15(b) and notwithstanding anything elsewhere in this Agreement to the contrary, in the event that both (i) AstraZeneca is Commercializing a Product that consists of or contains a Basket Compound for an indication or condition outside the Field and outside Schizophrenia and (ii) Targacept or any of its Affiliates is at such time conducting a Phase III Clinical Trial of a compound or Commercializing a product, in either case the prophylactic or therapeutic activity of which is known to be derived in any material respect through any Exclusivity Mechanism, outside the Collaboration for the same indication or condition outside the Field and outside Schizophrenia (in which case such AstraZeneca activity shall likewise be deemed an Overlapping Activity), AstraZeneca may elect [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Notwithstanding the foregoing, AstraZeneca’s [***] rights pursuant to this Section 5.15(b) shall not apply or be operative with respect to:

(A) [***] if, at the time AstraZeneca first Commercializes such Product for an indication outside the Field and outside Schizophrenia, (1) Targacept or any of its Affiliates is [***] and (2) Targacept is or has been [***] between the Parties; for clarity, it is the mutual intent and understanding of Targacept and AstraZeneca that, in the circumstances described in this sub-paragraph (A), (x) [***] between the Parties [***] and (y) [***]; or

(B) [***] or any agreement with respect thereto (in each case arising pursuant to [***]) if, at the time AstraZeneca first Commercializes such Product for an indication outside the Field and outside Schizophrenia, (1) Targacept or any of its Affiliates is [***] and (2) Targacept is or has been [***]; for clarity, it is the mutual intent and understanding of Targacept and AstraZeneca that, in the circumstances described in this sub-paragraph (B), (x) [***] agreement continue uninterrupted and (y) [***].”

20. The Agreement is hereby amended by adding the following new Section 6.5.1(e):

“(e) [***] Milestone Stream. Targacept and AstraZeneca expressly acknowledge and agree that: it is their mutual intent that the milestone events and payments provided for in this Section 6.5.1(e) be additive to, and not in lieu of, any milestone event or payment provided for in any or all of Sections 6.5.1(a), 6.5.1(b) and 6.5.1(c); provided that in no event shall AstraZeneca have any obligation to make any payment upon the occurrence of milestone event 1 or 2 under Section 6.5.1(a) if such milestone is achieved in the Development of any Basket Compound for a [***] Indication.

AstraZeneca shall, with respect to each Basket Compound or Product that consists of or contains such Basket Compound make each of the following payments to Targacept within [***] days after the first occurrence of the corresponding milestone event:

Milestone Event

[***]	$2 million
[***]	[***	]
[***]	[***	]

[***]	[***	]

[***]	[***	]
[***]	[***	]

Solely for purposes of determining whether milestone events 5 and 6 under this Section 6.5.1(e) have occurred, if [***], then [***].

With respect to each Basket Compound and any Product that consists of or contains such Basket Compound, collectively, AstraZeneca shall make a payment corresponding to each of the foregoing milestone events only once under this Section 6.5.1(e), regardless of (1) the number of times such milestone event occurs for such Basket Compound and Product(s) and (2) the number of Basket Compounds contained in such Product. “

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

21. Section 6.5.1(a) of the Agreement is hereby amended by deleting the last sentence thereof in its entirety and replacing it with the following:

“AstraZeneca shall, however, also make payments if and as provided in Section 6.5.1(b), Section 6.5.1(c) and Section 6.5.1(e), in each case subject to Section 6.5.2.”

22. Section 6.5.1(b) of the Agreement is hereby amended by deleting the reference to “Section 6.5.1(a) and Section 6.5.1(c)” in the first sentence thereof and replacing it with a reference to “Section 6.5.1(a), Section 6.5.1(c) and Section 6.5.1(e).”

23. Section 6.5.1(c) of the Agreement is hereby amended by deleting the reference to “Section 6.5.1(a) and Section 6.5.1(b)” in the first sentence thereof and replacing it with a reference to “Section 6.5.1(a), Section 6.5.1(b) and Section 6.5.1(e).”

24. Section 6.5.2(a) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(a) Notwithstanding Sections 6.5.1(a), 6.5.1(b) and 6.5.1(e), and subject to Sections 6.6.1(d)(2), 10.2.4 and 10.2.6, if (i) AstraZeneca makes payments for any of milestone events 1, 2, 4, 5 and 6 under Section 6.5.1(a) or for milestone event 1 under Section 6.5.1(b) for a Candidate Drug in Development for a particular Primary Indication or for Schizophrenia (or, for a Candidate Drug that is a Basket Compound in Development for a [***] Indication, for any of milestone events 1, 2 and 3 under Section 6.5.1(e)), (ii) AstraZeneca subsequently terminates Development of such Candidate Drug for any reason, and (iii) AstraZeneca subsequently Develops, or is Developing, another Candidate Drug (including a Licensed Derivative with respect to the Candidate Drug for which Development was terminated), for which milestones would be due under Sections 6.5.1(a), 6.5.1(b) and 6.5.1(e) but for this Section 6.5.2, for the same Primary Indication or [***] Indication, as applicable, for which it was Developing the Candidate Drug for which Development was terminated, or if the Candidate Drug for which Development was terminated was being Developed for Schizophrenia, Schizophrenia, then: (x) AstraZeneca shall only be obligated to make payments corresponding to those milestone events that occur for the non-terminated Candidate Drug for which it had not previously made payments under Section 6.5.1(a), Section 6.5.1(b) or Section 6.5.1(e), as applicable, with respect to the terminated Candidate Drug; and (y) AstraZeneca may [***]. For purposes of clarity and by way of example, if (A) AstraZeneca is Developing Candidate Drug n for AD, (B) AstraZeneca pays the applicable amounts upon the occurrence of milestone events 1, 2, 4 and 5 under Section 6.5.1(a) for Candidate Drug n, (C) AstraZeneca terminates the Development of Candidate Drug n in a Phase III Clinical Trial, and (D) AstraZeneca subsequently Develops Candidate Drug n+1 for AD, and such Candidate Drug n+1 achieves any of milestone events 1, 2, 4 or 5 under Section 6.5.1(a), AstraZeneca shall not have any obligation to pay any milestone upon the occurrence of milestone events 1, 2, 4 or 5 under Section 6.5.1(a) for Candidate Drug n+1; provided that, if Candidate Drug n+1 (or a Product that contains Candidate Drug n+1) receives Commercialization Regulatory Approval for AD in any Major Market Country, AstraZeneca shall have an obligation to pay the applicable milestone upon the occurrence of each of milestone events 1, 2, 4 and 5 pursuant to Section 6.5.1(a) (as well as upon the occurrence of each of milestone events 6, 7, 8 and 9) for Candidate Drug n+2 and each subsequent Candidate Drug Developed for AD, except as otherwise provided in this Section 6.5.2.”

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

25. Section 6.6.1(b)(1) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(1) Products other than Other Licensed Products. AstraZeneca’s obligation to pay royalties under Sections 6.6.1(a)(1), (a)(2), (a)(4) and (c) (with respect to Products other than Other Licensed Products) shall commence, on a country-by-country basis, with respect to each separate Product, on the date of the First Commercial Sale of such Product by AstraZeneca, its Affiliates or Sublicensees in such country. The obligation shall expire, on a country-by-country basis, with respect to each separate Product, when that Product becomes a Terminated Compound with respect to such country or, if earlier, on the last to occur of (A) the twelfth (12th) anniversary of the First Commercial Sale of the first Product that is in the same Compound Family as such Product by AstraZeneca, its Affiliates or Sublicensees in such country; (B) the expiration date in such country of the last to expire of (i) any Targacept Patent Right, Joint Patent Right, Supplemental Patent Right, AstraZeneca Research Program Patent Right or AstraZeneca Pre-Phase IIb Program Patent Right, in each case that includes at least one Valid Claim covering the composition of matter of such Product, a pharmaceutical preparation comprising such Product or a method of use of such Product for the indication for which Commercialization Regulatory Approval is obtained with respect to such Product in such country or (ii) any AstraZeneca Derivative Patent Right that includes at least one Valid Claim covering the composition of matter of the Candidate Drug contained in such Product (each of (i) and (ii), a “Royalty-Bearing Claim”) and (C) solely with respect to Products that are not Licensed Derivatives, the expiration or earlier termination of the applicable Data Exclusivity Period. Upon termination of the royalty obligations of AstraZeneca under this Section 6.6.1(b)(1) in a country with respect to a Product, the license grants to AstraZeneca in Section 8.1 shall become fully paid-up and AZ Net Sales of such Product in such country shall be excluded from the royalty calculations set forth in Section 6.6.1(a) (including the thresholds and ceilings). For purposes of clarity, if on the date of the First Commercial Sale of a Product (other than an Other Licensed Product), (i) there is no Royalty-Bearing Claim with respect to such Product, (ii) such First Commercial Sale is after the twelfth (12th) anniversary of the First Commercial Sale of the first Product that is in the same Compound Family as such Product by AstraZeneca, its Affiliates or Sublicensees in such country and (iii) either (x) the Candidate Drug contained in such Product is not a Licensed Derivative, but there is no Data Exclusivity Period with respect to such Product or (y) the Candidate Drug contained in such Product is a Licensed Derivative, then no royalties shall be owed under this Section 6.6.1 until such time, if any, as there is a Royalty-Bearing Claim with respect to such Product.”

26. Section 8.1.3 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“8.1.3 Development and Exploitation. Subject to the other terms of this Agreement, Targacept shall, and hereby does, grant to AstraZeneca, with effect on the Effective Date, an exclusive (even as to Targacept and its Affiliates), royalty-bearing, worldwide license, with the right to grant sublicenses, under (x) Targacept Technology, (y) Targacept Patent Rights, (z) solely with respect to Basket Compounds, Supplemental Patent Rights and (aa) Targacept’s interest in Joint Technology and Joint Patent Rights:

(a) to Exploit (i) Ispronicline and Ispronicline Products (including conducting the Pre-Phase IIb Program), (ii) any Licensed Derivatives with respect to Ispronicline, and (iii) any Additional Compounds with respect to the foregoing; and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b) to Exploit (i) Collaboration Candidates and Active+ Compounds until such time, with respect to each such Collaboration Candidate and Active+ Compound, as it becomes a Terminated Compound, (ii) Collaboration Compounds, Candidate Drugs, and Products (other than Ispronicline or Ispronicline Products (or any Licensed Derivatives with respect thereto), Option Compound Candidate Drugs or Option Compound Products), and (iii) any Additional Compounds with respect to the foregoing; and

(c) to Exploit (i) Option Compound Candidate Drugs and Option Compound Products and (ii) any Additional Compounds with respect to the foregoing;

provided that: (i) AstraZeneca and its Sublicensees shall not have the right under this Section 8.1.3 to Develop, file Drug Approval Applications or obtain or maintain Regulatory Approvals for, promote (which, for clarity, shall not include responses by AstraZeneca’s Medical Resources Department or any equivalent department outside the United States to unsolicited inquiries with respect to any Candidate Drug or Product) or market any Candidate Drug that is not a Basket Compound, any Product that does not consist of or contain a Basket Compound, any Licensed Derivative or any Additional Compound that is not itself a Basket Compound, in each case outside the Field and outside Schizophrenia; (ii) such licenses granted under this Section 8.1.3 shall terminate, with respect to any compound or product, at such time as such compound or product becomes a Terminated Compound; and (iii) such licenses granted under this Section 8.1.3 shall not preclude Targacept from such actions as may be necessary: (A) to conduct the Research Program or any Additional Research Program; (B) to conduct the Ongoing Ispronicline Trial; (C) to conduct Targacept Development Activities; (D) subject to Section 5.10.2(c)(1), to identify, research and develop potential Back-Up Option Compounds (which, for purposes of clarity, are Additional Compounds with respect to the applicable Option Compound Candidate Drugs) with respect to Option Compound Candidate Drugs, in each case ((A) through (D)) in accordance with this Agreement; (E) otherwise for purposes of performing Targacept’s obligations with respect to AstraZeneca under this Agreement; and (F) to conduct or (have conducted) the TRGT Ispronicline AD Trial and activities incidental thereto.”

27. Section 8.6.1 of the Agreement is hereby amended by deleting clause (f) in its entirety and replacing it with the following:

“(f) any (i) Collaboration Compound, Candidate Drug or Product or Additional Compound with respect to any of the foregoing (including TC-1827) in the Field or in Schizophrenia, or (ii) Basket Compound or Product that consists of or contains a Basket Compound in or outside the Field;”

28. Section 8.6.2(d) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(d) to the Exploitation of any Secondary Pharmacology Compound or Other NNR Compound: (i) prior to the Amendment No. 5 Date, in connection with non-clinical research

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

and non-clinical development activities undertaken to enable Targacept to assess whether to designate such Secondary Pharmacology Compound or Other NNR Compound as a Potential Option Compound or an Option Compound, but excluding, for purposes of clarity, any Option Compound Candidate Drug or any Additional Compound with respect thereto (other than Back-Up Option Compounds to the extent permitted under Section 5.10.2(c)(1)); or (ii) on and after the Amendment No. 5 Date, in any or all respects and, for clarity, in or outside the Field, unless such Secondary Pharmacology Compound or Other NNR Compound otherwise would be restricted under paragraphs (a), (f), (h) or (i) of Section 8.6.1 without giving effect to this Section 8.6.2(d)(ii);”

29. Section 8.7 of the Agreement is hereby deleted in its entirety and replaced with the following:

“8.7 Notice of Release of Targacept Exclusivity Obligations. If AstraZeneca Initiates a Clinical Trial for (a) any Alpha4Beta2 Agonist other than a Collaboration Compound, Candidate Drug or Product or (b) prior to the Amendment No. 5 Date, any Other NNR Compound that is not an Option Compound Candidate Drug or Option Compound Product (other than with respect to an Option Compound that is the subject of an Option Compound Development Plan that AstraZeneca has elected to complete pursuant to Section 5.10.2(b)(5)), in each case in the Field or in Schizophrenia, AstraZeneca shall promptly (but in no event later than thirty (30) days following such Initiation) provide written notice to Targacept thereof; provided that AstraZeneca shall have such obligation (x) with respect to Alpha4Beta2 Agonist, only for the first such Alpha4Beta2 Agonist and (y) with respect to Other NNR Compounds, only if it has not previously provided a notice under this Section 8.7 for an Alpha4Beta2 Agonist, and then only for the first such Other NNR Compound for which it Initiates a Clinical Trial.”

30. Section 8.9.1 of the Agreement is hereby amended by deleting the sentence at the end thereof (below clause (e)) in its entirety and replacing it with the following:

“Notwithstanding anything in this Section 8.9.1 to the contrary, (x) Exploitation permitted pursuant to Section 8.6.2(c) or 8.6.2(g) shall not trigger application of this Section 8.9.1 and (y) from and after the Amendment No. 5 Date there can be no Expanded Field Indications for any Basket Compound and, as applied to Basket Compounds, this Section 8.9.1 shall not be operative and shall have no force or effect.”

31. Section 11.2.7(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Terminated Efforts Test. Without prejudice in any way to Targacept’s rights under Sections 11.2.4, 11.2.5 and 11.2.6, if, at any time prior to the expiration of the last royalty obligation pursuant to Section 6.6.1 with respect to the first Product (other than an Option Compound Product that contains an Option Compound Candidate Drug, unless pursuant to Section 5.5.1(c) such Option Compound Candidate Drug is sufficient to satisfy AstraZeneca’s diligence obligation set forth in Section 5.5.1(b)) for which the First Commercial Sale occurs (or, if earlier, another Product for which the First Commercial Sale occurs), AstraZeneca, whether or not in breach of its diligence obligations under Section 5.5.1, has not (whether itself or with or through one or more of its Affiliates, Sublicensees, Distributors, or one or more of its or any of its Affiliates’ contractors), for a period of twelve (12) consecutive months, devoted at least [***] of work (which shall be satisfied

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

during the Research Program Term by funding the Research Program as required under Section 2.1.5(a) in accordance with the then-current Annual Research Plan or conducting or, if applicable, funding, any Additional Research Program in accordance with an Additional Research Plan) to researching, developing, commercializing or otherwise Exploiting at least one Collaboration Compound, Candidate Drug (including, if after the Research Program Term, research or development in support of the selection or development of a Candidate Drug) or Product for at least one indication in the Field or in Schizophrenia in at least one Major Market Country (the “Terminated Efforts Test”), then Targacept shall have the right to provide AstraZeneca written notice specifying its concerns and stating its intention to terminate this Agreement in its entirety under this Section 11.2.7.”

32. The preamble of the Agreement is hereby amended by deleting the address of AstraZeneca’s principal place of business at “V-Malarehamnen 9, S-151 85 Södertälje, Sweden” and replacing it with “Pepparredsleden 1, SE-43 183 Mölndal, Sweden.”

33. Section 17.1 of the Agreement is hereby amended by deleting the addressees for notices to AstraZeneca and replacing them with the following:

If to AstraZeneca:

Pepparredsleden 1

SE-43 183 Mölndal

Sweden

Tel: +46 31 776 2530

Fax: +46 31 776 3882

Attention: Jan-Olof Jacke, Vice President and Chief Financial Officer

With a copy to:

AstraZeneca Neuroscience Innovative Medicines

Floor 10, 141 Portland Street

Cambridge, MA 02139

U.S.A.

Tel: +1 (617) 875-7224

Fax: +1 (617) 679-1682

Attention: Conor Johnston, Chief Counsel

34. Except as expressly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

35. It is the mutual intent and understanding of Targacept and AstraZeneca that, notwithstanding anything else in the Agreement to the contrary, effective as of the Amendment No. 5 Date: (a) AstraZeneca’s license under Section 8.1.3 to Exploit Basket Compounds and Products that consist of or contain any Basket Compound shall, and hereby does, apply in and outside the Field; (b) except to the extent (if any) restricted by Section 8.6.1(a), (f), (h) or (i), Targacept and its Affiliates, licensees (other than AstraZeneca) and sublicensees (through multiple tiers) shall, and hereby do, have the exclusive and unrestricted worldwide right to Exploit Secondary Pharmacology Compounds and Other NNR Compounds, including any salt form, polymorph, crystalline form, prodrug, metabolite, hydrate, solvate or formulation thereof, in all respects (including, for clarity, in and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

outside the Field); and (c) Targacept has the exclusive and unrestricted worldwide right to enter into and consummate ROFN Collaborations; in each case (clauses (b) and (c)) without any obligation, financial or otherwise, or notice to AstraZeneca or to any Affiliate, licensee or sublicensee of AstraZeneca.

In addition, AstraZeneca and Targacept acknowledge and agree that: (x) the Research Program Term and Tail Period have expired and are no longer in effect; (y) the following compounds comprise the final and exclusive list of Lead Collaboration Compounds — AZD1446 (TC-6683), [***]; (z) the following compounds comprise the final and exclusive list of Related Collaboration Compounds —[***]; and (aa) all of the Lead Collaboration Compounds and Related Collaboration Compounds are Alpha4Beta2 Agonists.

36. Termination of Ispronicline.

(a) With effect beginning on the ninetieth (90th) day after the Amendment No. 5 Date (the “Ispronicline Termination Date”), the Agreement shall be terminated with respect to Ispronicline (also identified as AZD3480 or TC-1734) pursuant to Section 11.2.3 of the Agreement, notwithstanding any prior written notice from AstraZeneca to Targacept otherwise required for such termination pursuant to Section 11.2.3 of the Agreement. For clarity, as of the Ispronicline Termination Date, Ispronicline shall be a Terminated Compound and a Terminated AZ Compound.

(b) The Parties hereby acknowledge and agree that in no event shall AstraZeneca’s liability for expenses incurred in filing, prosecuting and maintaining Targacept Patent Rights and Joint Patent Rights covering Ispronicline (or any Ispronicline Product ) during the period commencing January 1, 2013 and ending on the Ispronicline Termination Date exceed [***], notwithstanding any greater percentage or amount of liability that may be allocated to AstraZeneca under Article 10 of the Agreement for such period and notwithstanding any other provision of the Agreement to the contrary.

(c) The Parties hereby acknowledge and agree that neither Ispronicline nor any metabolite of Ispronicline shall be, notwithstanding anything in the Agreement to the contrary, an Additional Compound or Excluded Zone Compound, it being the intent of Targacept and AstraZeneca that, notwithstanding anything in the Agreement to the contrary, Targacept and its Affiliates and licensees (and sublicensees, through multiple tiers) shall have (1) the exclusive and unrestricted worldwide right to Exploit Ispronicline, including any salt form, polymorph, crystalline form, prodrug, pharmacologically active metabolite, hydrate, solvate or formulation thereof, in all respects and (2) the non-exclusive and unrestricted worldwide right to Exploit any pharmacologically inactive metabolite of Ispronicline in all respects; provided that Targacept does not by the foregoing clause (2) grant to AstraZeneca any such rights.

(d) The Parties hereby acknowledge and agree that each of the TRGT Isponicline AD Trial Agreement and that certain Second Safety Agreement between the Parties dated September 28, 2010 (the “Second Safety Agreement”) shall be terminated with effect from the Ispronicline Termination Date, subject in each case to the provisions thereof that survive termination. Promptly after the Amendment No. 5 Date, the Parties shall cooperate in good faith to transfer responsibility for the worldwide safety database for Ispronicline from AstraZeneca to Targacept. In the event such transfer is accomplished prior to the Ispronicline Termination Date, AstraZeneca’s obligations under the Second Safety Agreement to maintain a worldwide safety database for Ispronicline shall terminate beginning on the date of Targacept’s or its designee’s receipt thereof.

[remainder of page intentionally left blank]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF AstraZeneca and Targacept have executed this Amendment as of the respective dates set forth below.

TARGACEPT, INC.		ASTRAZENECA AB (publ.)

By:	/s/ Jeffrey P. Brennan	By:	/s/ Jan-Olof Jacke

Name:	Jeffrey P. Brennan	Name:	Jan-Olof Jacke

Title:	CBO, SVP Business and Commercial Development	Title:	CFO AstraZeneca AB

Date: March 5, 2013		Date: March 5, 2013

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.